                         JAGUAR ACQUISITION CORPORATION

                                                     ______________, 2005

Katalyst LLC
1200 River Road, Suite 1302
Conshohocken, Pennsylvania 19428

Gentlemen:

         This letter will confirm our agreement that, commencing on the effective date ("Effective Date") of the registration statement for the initial public offering ("IPO") of the securities of Jaguar Acquisition Corporation
("JAC") and continuing until the earlier of the consummation by JAC of a
"Business Combination" or JAC's liquidation (as described in JAC's IPO prospectus) (the "Termination Date"), Katalyst LLC shall make available to JAC certain office space, utilities and secretarial support as may be required by
JAC from time to time, situated at 1200 River Road, Suite 1302, Conshohocken,
Pennsylvania 19428. In exchange therefor, JAC shall pay Katalyst LLC the sum of
$3,750 per month on the Effective Date and continuing monthly thereafter until the Termination Date.

                                      Very truly yours,

                                      JAGUAR ACQUISITION CORPORATION

                                      By:
                                          ---------------------------------
                                          Name:  Jonathan Kalman
                                          Title: Chief Executive Officer

AGREED TO AND ACCEPTED BY:

KATALYST LLC

By:
    -------------------------
    Name:
    Title: